Investment property (Tables)	12 Months Ended
Dec. 31, 2023
Investment property [abstract]
Schedule of Detailed Information about Investment Property
Changes in the Group’s investment property in 2023 and 2022 were as follows:

	2023	2022
Beginning of the year	33,330	32,132
Net gain/(loss) from fair value adjustment (Note 8)	10,620	(2,961)
Exchange difference	(10,586)	4,159
End of the year	33,364	33,330
Fair value	33,364	33,330
Net book amount	33,364	33,330